SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        DATE OF REPORT:  AUGUST 13, 2002
                        (Date of Earliest Event Reported)


                           JEFFERSON-PILOT CORPORATION
             (Exact name of registrant as specified in its charter)



               NORTH CAROLINA             1-5955        56-0896180
          (State or other jurisdiction   (Commission   (I.R.S. Employer
          of incorporation)              File Number)  Identification No.)


           100 NORTH GREENE STREET, GREENSBORO, NORTH CAROLINA  27401
           (Address of principal executive offices)         (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

ITEM 9.   REGULATION FD DISCLOSURE.

In connection with the filing of the second quarter Form 10-Q by Jefferson-Pilot Corporation (JP) with the SEC on August 13, 2002, David A. Stonecipher, JP's Chief Executive Officer, and Theresa M. Stone, JP's Chief Financial Officer, provided two certifying statements to the SEC, each provided without any exceptions. This Form 8-K, including the text of these statements, is also being posted on JP's website, www.jpfinancial.com. The furnishing of these documents in this Form 8-K should not be considered as implying that JP considers these documents to be material information.

1. In accordance with SEC Order No. 4-460, Mr. Stonecipher as Chief Executive Officer and Ms. Stone as Chief Financial Officer submitted sworn statements to the SEC. As suggested in the published Statement of the Commission Staff (July 29, 2002), JP is setting forth below copies of the sworn statements.

2. In accordance with Section 906 of the Sarbanes-Oxley Act of 2002, a written statement of Mr. Stonecipher and Ms. Stone, a copy of which is set forth below, was submitted electronically with the filing of JP's second quarter Form 10-Q.

   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, David A. Stonecipher, Chief Executive Officer, state and attest that:

  (1) To the best of my knowledge, based upon a review of the covered reports of Jefferson-Pilot Corporation, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2) I have reviewed the contents of this statement with the Company's audit committee.

  (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - Form 10-K for the year ended December 31, 2001 of Jefferson-Pilot Corporation filed with the Securities and Exchange Commission on March 26, 2002;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Jefferson-Pilot Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     - any amendments to any of the foregoing.


/s/  David A. Stonecipher                   Subscribed and sworn to
David A. Stonecipher                        before me this 13th day of
Chief Executive Officer                     August 2002.


August 13, 2002
Date
                                            /s/  Sharon Denise Bonilla
                                            Notary Public
                                            My Commission Expires: July 13, 2004

     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS



I, Theresa M. Stone, Chief Financial Officer, state and attest that:

  (1) To the best of my knowledge, based upon a review of the covered reports of Jefferson-Pilot Corporation, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2) I have reviewed the contents of this statement with the Company's audit committee.

  (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - Form 10-K for the year ended December 31, 2001 of Jefferson-Pilot Corporation filed with the Securities and Exchange Commission on March 26, 2002;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Jefferson-Pilot Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     - any amendments to any of the foregoing.



/s/ Theresa M. Stone                        Subscribed and sworn to
Theresa M. Stone                            before me this 13th day of
Chief Financial Officer                     August 2002.

August 13, 2002
Date
                                            /s/ Sharon Denise Bonilla
                                            Notary Public
                                            My Commission Expires: July 13, 2004

                         WRITTEN STATEMENT PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Jefferson-Pilot Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, David A. Stonecipher, Chief Executive Officer of the Company, and Theresa M. Stone, Chief Financial Officer of the Company, each hereby certify that, to his or her knowledge:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ David A. Stonecipher


David A. Stonecipher
Chief Executive Officer
August 13, 2002



/s/ Theresa M. Stone


Theresa M. Stone
Chief Financial Officer
August 13, 2002

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   JEFFERSON-PILOT CORPORATION



                                            By:  /s/ Robert A. Reed
                                            (name) Robert A. Reed
                                            (title) Vice President



Dated:  August 13, 2002